AMENDED AND RESTATED UNCONDITIONAL GUARANTY

        This Amended and Restated Unconditional Guaranty (“Guaranty”) is entered into as of July 11, 2006, by ____________________________________________ (“Guarantor”), in favor of Anushka Boca, LLC, Pequot Healthcare Fund, L.P., Pequot Healthcare Offshore Fund, Inc., Premium Series PCC Limited – Cell 32, Pequot Diversified Master Fund, Ltd., Pequot Healthcare Institutional Fund, L.P., North Sound Legacy International Ltd. and Klinger Investments LLC (each a “Lender” and collectively, the “Lenders”).

Recitals

        A.   The Lenders and TRUEYOU.COM, INC., a Delaware corporation (“Borrower”), are parties to a Loan Agreement dated May 9, 2006 (the “Existing Loan Agreement”), pursuant to which the Lenders made certain advances of money and extended certain financial accommodations to Borrower (collectively, the “Loans”).

        B.   The Existing Loan Agreement is guarantied by Guarantor pursuant to that certain Unconditional Guaranty dated May 9, 2006 (the “Existing Guaranty”). Guarantor is a subsidiary of Borrower and obtained and is obtaining substantial direct and indirect benefit from the Loans.

        C.   The Borrower has requested that the terms of the Loans be modified to, among other things, decrease the interest rate and extend the maturity date. The Lenders have agreed to do so, subject to certain conditions.

        D.   Concurrently herewith, Borrower and the Lenders are entering into an Amended and Restated Loan Agreement (as further amended, restated, or otherwise modified from time to time, the “Loan Agreement”) in order to (i) confirm and continue the indebtedness created under the Existing Loan Agreement upon the terms and provisions of the Loan Agreement, (ii) continue, modify, add to and restate the representations, warranties, covenants and other obligations originally made in or created under the Existing Loan Agreement, and (iii) amend, restate and completely replace the Existing Loan Agreement, all upon the terms and provisions and subject to the conditions of the Loan Agreement. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Loan Agreement.

        E.   In order to induce the Lenders to modify and continue the Loans pursuant to the Loan Agreement and the other Financing Documents, and to properly reflect those documents as amended and restated, Guarantor is delivering this Guaranty for the benefit of the Lenders, which Guaranty (i) confirms and continues its unconditional and irrevocable guaranty of the obligations of Borrower, as such obligations arose under the Existing Loan Agreement and are being continued and extended under (and upon the terms and provisions of) the Loan Agreement, (ii) confirms, continues and restates the representations, warranties, covenants and other obligations of the Guarantor originally made in or created under the Existing Guaranty, and (iii) amends, restates and completely replaces the Existing Guaranty, all upon the terms and provisions and subject to the conditions hereinafter set forth.

        NOW, THEREFORE, to induce Lenders to enter into the Loan Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, Guarantor hereby represents, warrants, covenants and agrees as follows:

Section 1. Guaranty.

                         1.1   Unconditional Guaranty of Payment. In consideration of the foregoing, Guarantor hereby irrevocably, absolutely and unconditionally guarantees to Lenders the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of all Obligations. This Guaranty has been executed and delivered to completely amend, restate and replace the Existing Guaranty, effective as of the date hereof, but this Guaranty shall not be deemed to have been a repayment, satisfaction, cancellation or novation of Guarantor’s obligations under the Existing Guaranty, which obligations have been continued as part of the obligations of the Guarantor pursuant to, under and subject to the terms and provisions of this Guaranty.

                         1.2   Separate Obligations. These obligations are independent of Borrower’s obligations and separate actions may be brought against Guarantor (whether action is brought against Borrower or whether Borrower is joined in the action).

Section 2. Representations and Warranties.

Guarantor hereby represents and warrants that:

                         (a)  Guarantor (i) is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware; (ii) is duly qualified to do business and is in good standing in every jurisdiction where the nature of its business requires it to be so qualified (except where the failure to so qualify would not have a material adverse effect on Guarantor’s condition, financial or otherwise, or on Guarantor’s ability to pay or perform the obligations hereunder); and (iii) has all requisite power and authority to execute and deliver this Guaranty and each Financing Document executed and delivered by Guarantor pursuant to the Loan Agreement or this Guaranty and to perform its obligations thereunder and hereunder.

                         (b)  The execution, delivery and performance by Guarantor of this Guaranty (i) are within Guarantor’s powers and have been duly authorized by all necessary action; (ii) do not contravene Guarantor’s charter documents or any law or any contractual restriction binding on or affecting Guarantor or by which Guarantor’s property may be affected; (iii) do not require any authorization or approval or other action by, or any notice to or filing with, any governmental authority or any other Person under any indenture, mortgage, deed of trust, lease, agreement or other instrument to which Guarantor is a party or by which Guarantor or any of its property is bound, except such as have been obtained or made; and (iv) do not result in the imposition or creation of any Lien upon any property of Guarantor.

                         (c)  This Guaranty is a valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms, except as the enforceability thereof may be subject to or limited by bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws relating to or affecting the rights of creditors generally.

                         (d)  There is no action, suit or proceeding affecting Guarantor pending or threatened before any court, arbitrator, or governmental authority, domestic or foreign, which may have a material adverse effect on the ability of Guarantor to perform its obligations under this Guaranty.

                         (e)  Guarantor’s obligations hereunder are not subject to any offset or defense against Lenders or Borrower of any kind.

                         (f)  The incurrence of Guarantor’s obligations under this Guaranty will not cause Guarantor to (i) become insolvent; (ii) be left with unreasonably small capital for any business or transaction in which Guarantor is presently engaged or plans to be engaged; or (iii) be unable to pay its debts as such debts mature.

                         (g)  Guarantor covenants, warrants, and represents to Lenders that all representations and warranties contained in this Guaranty shall be true at the time of Guarantor’s execution and delivery of this Guaranty, and shall continue to be true so long as this Guaranty remains in effect. Guarantor expressly agrees that any misrepresentation or breach of any warranty whatsoever contained in this Guaranty shall be deemed material.

Section 3. General Waivers. Guarantor waives:

                         (a)   Any right to require Lenders to (i) proceed against Borrower or any other Person; (ii) proceed against or exhaust any security or (iii) pursue any other remedy. Lenders may exercise or not exercise any right or remedy they has against Borrower or any security it holds without affecting Guarantor’s liability hereunder.

                         (b)   Any defenses from disability or other defense of Borrower or from the cessation of Borrower’s liabilities.

                         (c)   Any setoff, defense or counterclaim against Lenders.

                         (d)   Any defense from the absence, impairment or loss of any right of reimbursement or subrogation or any other rights against Borrower. Until Borrower’s obligations to Lenders have been paid, Guarantor has no right of subrogation or reimbursement or other rights against Borrower.

                         (e)   Any right to enforce any remedy that Lenders has against Borrower.

                         (f)   Any rights to participate in any security held by Lenders.

                         (g)   Any demands for performance, notices of nonperformance or of new or additional indebtedness incurred by Borrower to Lenders. Guarantor is responsible for being and keeping itself informed of Borrower’s financial condition.

                         (h)   The benefit of any act or omission by Lenders which directly or indirectly results in or aids the discharge of Borrower from any of the Obligations by operation of law or otherwise.

                Section  4.   Reinstatement.   Notwithstanding any provision of the Loan Agreement to the contrary, the liability of Guarantor hereunder shall be reinstated and revived and the rights of Lenders shall continue if and to the extent that for any reason any payment by or on behalf of Guarantor or Borrower is rescinded or must be otherwise restored by Lenders, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, all as though such amount had not been paid. The determination as to whether any such payment must be rescinded or restored shall be made by Lenders in their sole discretion; provided, however, that if Lenders choose to contest any such matter at the request of Guarantor, Guarantor agrees to indemnify and hold harmless Lenders from all costs and expenses (including, without limitation, reasonable attorneys’ fees) of such litigation. To the extent any payment is rescinded or restored, Guarantor’s obligations hereunder shall be revived in full force and effect without reduction or discharge for that payment.

                Section   5.   No Waiver; Amendments.   No failure on the part of Lenders to exercise, no delay in exercising and no course of dealing with respect to, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law. This Guaranty may not be amended or modified except by written agreement between Guarantor and Lenders, and no consent or waiver hereunder shall be valid unless in writing and signed by Lenders.

                Section   6.   Compromise and Settlement.   No compromise, settlement, release, renewal, extension, indulgence, change in, waiver or modification of any of the Obligations or the release or discharge of Borrower from the performance of any of the Obligations shall release or discharge Guarantor from this Guaranty or the performance of the obligations hereunder.

                Section   7.   Subordination Provisions.   Notwithstanding anything herein to the contrary, no payment shall be made under this Guaranty except with the prior written consent of Laurus Master Fund, Ltd., the holder of the Company’s outstanding senior indebtedness and any other holders of any other senior debt or senior subordinated debt at the time outstanding.

                Section   8.   Notice.   Any notice or other communication herein required or permitted to be given shall be in writing and may be delivered in person or sent by facsimile transmission, overnight courier, or by United States mail, registered or certified, return receipt requested, postage prepaid and addressed as follows:

If to Guarantor:	Anushka Boca, LLC 501 Merritt 7, 5th Floor Norwalk, Connecticut 06831 Telephone No.: 203-295-2121

If to Lenders:	PEQUOT HEALTHCARE FUND, L.P.
PEQUOT HEALTHCARE OFFSHORE FUND, INC.
PREMIUM SERIES PCC LIMITED - CELL 32
PEQUOT DIVERSIFIED MASTER FUND, LTD.
PEQUOT HEALTHCARE INSTITUTIONAL FUND, L.P.
c/o Pequot Capital Management
Attn: Amber Tencic
500 Nyala Capital Farm Road
Westport, Connecticut 06880
Telephone No. 203-429-2251

NORTH SOUND LEGACY INSTITUTIONAL FUND LLC NORTH SOUND LEGACY INTERNATIONAL LTD. 20 Horseneck Lane Greenwich, Connecticut 06830 Telephone No.: 203-967-5700

KLINGER INVESTMENTS LLC 10 Glenville Street Greenwich, Connecticut 06831 Telephone No.: 203-661-0070

or at such other address as may be substituted by notice given as herein provided. Every notice, demand, request, consent, approval, declaration or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered or sent by facsimile transmission or three (3) Business Days after the same shall have been deposited in the United States mail. If sent by overnight courier service, the date of delivery shall be deemed to be the next Business Day after deposited with such service.

                Section   9.   Entire Agreement.   This Guaranty constitutes and contains the entire agreement of the parties and supersedes any and all prior and contemporaneous agreements, negotiations, correspondence, understandings and communications between Guarantor and Lender, whether written or oral, respecting the subject matter hereof.

                Section   10.   Severability.   If any provision of this Guaranty is held to be unenforceable under applicable law for any reason, it shall be adjusted, if possible, rather than voided in order to achieve the intent of Guarantor and Lenders to the extent possible. In any event, all other provisions of this Guaranty shall be deemed valid and enforceable to the full extent possible under applicable law.

                Section   11.   Payment of Expenses.   Guarantor shall pay, promptly on demand, all Expenses incurred by Lenders in defending and/or enforcing this Guaranty. For purposes hereof, “Expenses” shall mean costs and expenses (including reasonable fees and disbursements of any law firm) for defending and/or enforcing this Guaranty (including those incurred in connection with appeals or proceedings by or against any Guarantor under the United States Bankruptcy Code, or any other bankruptcy or insolvency law, including assignments for the benefit of creditors, compositions, extensions generally with its creditors, or proceedings seeking reorganization, arrangement, or other relief).

                Section   12.   Assignment.   This Guaranty shall be binding upon and inure to the benefit of Guarantor and Lenders and their respective successors and assigns.

                Section   13.   Governing Law.   THIS GUARANTY SHALL BE DEEMED TO HAVE BEEN DELIVERED AT AND SHALL BE INTERPRETED, AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED, IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                Section  14.  Venue.   GUARANTOR IRREVOCABLY CONSENTS THAT ANY LEGAL ACTION OR PROCEEDING AGAINST IT UNDER, ARISING OUT OF OR IN ANY MANNER RELATING TO THIS GUARANTY DOCUMENTS, MAY BE BROUGHT IN ANY COURT OF THE STATE OF NEW YORK LOCATED IN NEW YORK, NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK. GUARANTOR, BY THE EXECUTION AND DELIVERY OF THIS GUARANTY, EXPRESSLY AND IRREVOCABLY ASSENTS AND SUBMITS TO THE PERSONAL JURISDICTION OF ANY OF SUCH COURTS IN ANY SUCH ACTION OR PROCEEDING, AND FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF ANY COMPLAINT, SUMMONS, NOTICE OR OTHER PROCESS RELATING TO SUCH

ACTION OR PROCEEDING BY DELIVERY THEREOF TO IT BY HAND OR BY MAIL IN THE MANNER PROVIDED FOR IN THIS AGREEMENT. GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES ANY CLAIM OR DEFENSE IN ANY SUCH ACTION OR PROCEEDING BASED ON ANY ALLEGED LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS OR ANY SIMILAR BASIS. GUARANTOR SHALL NOT BE ENTITLED IN ANY SUCH ACTION OR PROCEEDING TO ASSERT ANY DEFENSE GIVEN OR ALLOWED UNDER THE LAWS OF ANY STATE OTHER THAN THE STATE OF NEW YORK UNLESS SUCH DEFENSE IS ALSO GIVEN OR ALLOWED BY THE LAWS OF THE STATE OF NEW YORK. NOTHING IN THIS GUARANTY SHALL AFFECT OR IMPAIR IN ANY MANNER OR TO ANY EXTENT THE RIGHT OF LENDERS TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST GUARANTOR IN ANY JURISDICTION OR TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW.

                Section  15.  Waiver of Jury Trial.   GUARANTOR HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY ACTION OR PROCEEDING RELATING TO THIS GUARANTY OR ANY AGREEMENT, INSTRUMENT OR DOCUMENT EXECUTED AND DELIVERED IN CONNECTION HEREWITH OR THEREWITH, INCLUDING THE FINANCING DOCUMENTS.

By:_____________________________ Name: Title: